Exhibit 99.1

February 2016 A Leading National Provider of Post-Acute Services

Safe Harbor Statement Certain statements in this presentation regarding the expected benefits of the Skilled Healthcare transaction, future opportunities for the Company and any other statements regarding the Company’s future expectations, beliefs, goals, strategies or prospects contained in this presentation constitute “forward-looking statements” under Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may be preceded by, followed by or include the words “may,” “will,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “could,” “might,” or “continue” or the negative or other variations thereof or comparable terminology. A number of important factors could cause actual events or results to differ materially from those indicated by such forward-looking statements, including changes in the Company’s reimbursement rates; healthcare reform legislation; the impact of government investigations and legal actions against the Company’s centers and other factors described in the most recent Annual Report on Form 10-K of the Company and elsewhere in the Company’s filings with the Securities and Exchange Commission. You should not place undue reliance on any of these forward- looking statements. Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any such statement to reflect new information, or the occurrence of future events or changes in circumstances. References made in this presentation to "Genesis," "the Company," "we," "us" and "our" refer to Genesis HealthCare, Inc. and each of its wholly-owned companies. 1

AGENDA Genesis’ Growth Strategy Financial Summary Genesis HealthCare Overview

Genesis HealthCare

Genesis HealthCare is now one of the largest providers of post-acute care services in the nation.

~100,000
dedicated teammates

500+
facilities

34
States

Competitive Strengths

- More than 200 clinical specialty units.
- More than 375 Genesis physicians and nurse practitioners.
- Strong referral network with hospitals.
- Genesis also supplies contract rehabilitation services across 45 states.

3

Genesis HealthCare®

Revenue: $1,414 512 Facilities 428 Facilities 234 Facilities 214 Facilities 214 Facilities December 2003: GHC spun off as a separate publicly traded company February 2015: Acquired Skilled Healthcare; publicly traded NYSE:GEN December 2015: +19 Revera Centers Long Track Record of Growth July 2007: LBO by Formation Capital and JER Partners April 2011: Sale/leaseback with Health Care REIT for $2.4B December 2012: Acquired Sun Healthcare for $300M $ in millions 4 2003 2007 2011 2012 2015 Revenue: $1,973 Revenue: $2,746 Revenue: $3,081 Revenue: $5,645

Broad Combined Geographic Scale Over 500 SNF and ALF facilities across 34 states Top 5 states by licensed beds: PA: 10.0% NJ: 10.8% MD: 7.3% CA: 7.1% MA: 7.3% ___________________________ Source: Company information, February 2016 5

102 197 Genesis Rehabilitation and Respiratory Services 8 26 1 14 16 7 15 6 18 35 83 134 7 4 2 21 7 38 20 9 40 56 103 88 91 89 14 22 6 49 16 44 57 30 116 12 10 56 24 Current Operations (w/number of locations) DC 4 Hawaii 5 Expansive Service Contract Footprint 4 3 67 ___________________________ Source: Company information, February 2016 6

AGENDA Genesis’ Growth Strategy Financial Summary Genesis HealthCare Overview

Genesis Growth Strategy

Track record of creating value



Estimated Annual EBITDAR ~6%
Acquisition & Development
• PowerBack Development
• Small Scale Acquisitions
Genesis Rehab Services
• Contract Growth
• Vitality to You
Organic Growth
• Specialty Units
• Genesis Physician Services/ MSSP
• Managed Care
• BPCI

8

Genesis HealthCare

Organic Growth: Enhancing Skilled Mix through Focus on High Acuity Patients As of November 2015 # of Specialty Units Short-Term Specialties PowerBack Rehabilitation 11 Transitional Care Units 112 Progression Orthopedic Units 4 Long-Term Specialties Alzheimer’s Units 58 Ventilator Care Units 16 Dialysis Units 8 9 Transitional Care Units A rapid recovery option for patients requiring post-acute rehab and medical services due to illness, surgery or injury. Offers enhanced clinical services in a designated unit with higher licensed clinical staffing Homestead (Alzheimer’s) Offers a safe, secure, home-like environment with consistent staff to promote relationships and stable family atmosphere Progression Unit A short stay option for patients requiring orthopedic rehabilitation after hospital discharge, but before going home Ventilator Care Designed for patients who need short-term or continuous ventilator care or rehab Dialysis On-site services for patients requiring treatment for end-stage renal disease along with skilled care PowerBack Aggressive, highly personalized care plans designed to get patients home sooner Specialty Care Units

Organic Growth: Genesis Physician Services (“GPS”) 10 Group practice specializing in sub-acute, skilled nursing & long-term care Dedicated Medical Directors & full-/ part-time Attending Physicians, NPs and PAs Clinical care partners for the entire Genesis care team 70% of facility admissions are seen by GPS providers (where a GPS presence exists) 525,000 patient visits annually Genesis HealthCare ACO selected to participate in MSSP Full & Part-Time Provider Growth 74 95 128 160 197 209 101 115 122 150 162 172 175 210 250 310 359 381 0 50 100 150 200 250 300 350 400 Sep-10 Sep-11 Sep-12 Sep-13 Sep-14 Dec-15 Nurse Practitioners Physicians

Organic Growth: Post-Healthcare Reform Environment Managed Care Strategy Build upon strong relationships with national and regional managed care plans Reduces readmissions Improves quality outcomes Creates efficiency in the healthcare delivery system Capture additional patient referrals resulting from expanded coverage through healthcare reform Readmission Incentive programs 11

3 Episode Initiating Skilled Nursing Facilities 4/1/15 7/1/15 10/1/15 3/31/18 6/30/18 9/30/18 3-Year Demonstration Period Organic Growth: Genesis Bundled Payment Participation $13MM Medicare Costs Under Management $35MM Medicare Costs Under Management $80MM Medicare Costs Under Management 12 10 Episode Initiating Skilled Nursing Facilities 19 Episode Initiating Skilled Nursing Facilities

Growth Strategies: Genesis Rehab Services 13 Organic net location growth – 100 per year Added more than 400 contract sites in 2015; Genesis/Formation acquisition/development strategy Expand into new states post Skilled transaction Expansion of Outpatient Services Vitality to You Home Health collaboration Expansion to China - 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2011 2012 2013 2014 2015 GRS Contract Growth

Acquisition & Development: Specialized Services & Buildings Aggressive, highly personalized rehabilitation designed to get patients home sooner 5 Reconfigured 3 New build, state-of-the art facilities 3 Acquired Accelerate growth in higher margin, higher skilled services 11 operational PowerBack facilities across 5 states 5 additional PowerBacks in the pipeline 100% Short-Stay / Post-Acute Facilities 14

Transformative Acquisitions Opportunities Pursue smaller, attractive M&A and development opportunities Small Scale Acquisitions 2013 - 2015 Development Projects Beds Type Facility State Opening Date 124 SNF PowerBack NJ January 2013 120 SNF Replacement MA February 2013 124 SNF PowerBack NJ December 2014 120 SNF Replacement MD December 2014 99 SNF PowerBack CO May 2015 130 SNF Replacement MD October 2015 124 SNF PowerBack NJ October 2015 15 Beds Type State Acquisition Date 108 PowerBack CO Mar-14 120 SNF NJ May-14 104 SNF DE Aug-14 125 SNF AL Sep-14 32 ALF AL Sep-14 68 SNF NH Nov-14 140 SNF TX Feb-15 90 PowerBack TX May-15 60 PowerBack TX May-15 Revera transaction completed Dec 1, 2015. Genesis operates or manages 24 new facilities 16 recent or planned smaller scale acquisitions / development projects $250 million of steady state total revenue $47 million of steady state EBITDAR Accretive Smaller Scale Opportunities Sun Healthcare – 2012 $1.9 Billion in Revenues Skilled Healthcare - 2015 $0.85 Billion in Revenues Acquisition & Development: Small Scale Opportunities

AGENDA Genesis’ Growth Strategy Financial Summary Genesis HealthCare Overview

2015 Financial Highlights (1) 17 On a pro forma basis, as if the Skilled Healthcare combination occurred on January 1, 2015. (2) Genesis fixed charge coverage ratio in fiscal 2014, excluding the pro forma impact of the Skilled Healthcare combination, was 1.20x. ($ in millions) 2015 2014 Growth % Adjusted Net Revenue 5,645.3 $ 5,585.2 $ 1.1% Adjusted EBITDAR 733.2 $ 692.9 $ 5.8% Adjusted EBITDA 249.7 $ 223.7 $ 11.6% Adjusted EBITDAR Margin 13.0% 12.4% 60 bps Recurring Free Cash Flow 58.0 $ 33.0 $ 75.8% Fixed Charge Coverage Ratio (2) 1.31x 1.27x

Pro Forma Financial Summary – Fiscal 2015 18 Consistent Quarterly EBITDAR & EBITDA Growth 1Q 2Q 3Q EBITDAR EBITDA 6.1% 5.8% 6.3% 10.5% 10.0% 13.1% FY2015 5.8% 11.6% 4Q 4.8% 14.2%

2016 Guidance (As Included in Earnings Release Dated Feb. 22, 2016) 19 Mid-point of EBITDAR Guidance implies: 6.0% EBITDAR 13.0% EBITDA Growth vs. 2015 Guidance (in millions, except EPS) Low End of Range High End of Range Net Revenues 5,700 $ 5,800 $ Adjusted EBITDAR 765 795 Adjusted EBITDA 267 297 Earnings per share, diluted 0.19 $ 0.29 $

Capital Strengthening Initiatives 20 Reduce overall cost of debt capital Refinance $440 million of short-term real estate bridge loans to guaranteed HUD and other long-term mortgage loans Current bridge loans cost of capital (8% year 1 / 11.6% year 2) HUD and other long-term mortgages cost of capital (4% - 5%) Expect to complete refinancing by end of 2016 Reduce overall leverage In 2016, non-strategic asset sales expected to generate $100 - $150 million of proceeds available to reduce leverage

Recent Successes and Opportunities Integration of Skilled Healthcare going well Strong and consistent EBITDA growth Consolidated rent coverage improvement Positive capital structure momentum Well-positioned for value based payment models Favorable long-range industry fundamentals 21

APPENDIX

Use of Non-GAAP Measures This presentation includes references to EBITDAR, Adjusted EBITDAR, EBITDA and Adjusted EBITDA, which are non-GAAP financial measures. For purposes of SEC Regulation G, a non-GAAP financial measure is a numerical measure of a registrant’s historical or future financial performance, financial position and cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable financial measure calculated and presented in accordance with GAAP in the statement of operations, balance sheet or statement of cash flows (or equivalent statements) of the registrant; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable financial measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, Genesis has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures. We believe that the presentation of EBITDA, EBITDAR, Adjusted EBITDA and Adjusted EBITDAR provides consistency in our financial reporting and provides a basis for the comparison of results of core business operations between our current, past and future periods. EBITDA, EBITDAR, Adjusted EBITDA and Adjusted EBITDAR are primary indicators management uses for planning and forecasting in future periods, including trending and analyzing the core operating performance of our business from period-to-period without the effect of expenses, revenues and gains (losses) that are unrelated to the day-to-day performance of our consolidated and segmented business but are required to reported in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). We also use EBITDA, EBITDAR, Adjusted EBITDA and Adjusted EBITDAR to benchmark the performance of our consolidated and segmented business against expected results, analyzing year-over-year trends as described below and to compare our operating performance to that of our competitors. Management uses EBITDA, EBITDAR, Adjusted EBITDA and Adjusted EBITDAR to assess the performance of our core business operations, to prepare operating budgets and to measure our performance against those budgets on a consolidated and segment level. Segment management uses these metrics to measure performance on a business unit by business unit basis. We typically use Adjusted EBITDA and Adjusted EBITDAR for these purposes on a consolidated basis as the adjustments to EBITDA and EBITDAR are not generally allocable to any individual business unit and we typically use EBITDA and EBITDAR to compare the operating performance of each skilled nursing and assisted living facility, as well as to assess the performance of our operating segments. EBITDA, EBITDAR, Adjusted EBITDA and Adjusted EBITDAR are useful in this regard because they do not include such costs as interest expense (net of interest income), income taxes, depreciation and amortization expense, rent cost of revenue (in the case of EBITDAR and Adjusted EBITDAR) and special charges, which may vary from business unit to business unit and period-to-period depending upon various factors, including the method used to finance the business, the amount of debt that we have determined to incur, whether a facility is owned or leased, the date of acquisition of a facility or business, the original purchase price of a facility or business unit or the tax law of the state in which a business unit operates. These types of charges are dependent on factors unrelated to the underlying business unit performance. As a result, we believe that the use of adjusted net income per share, EBITDA, EBITDAR, Adjusted EBITDA and Adjusted EBITDAR provides a meaningful and consistent comparison of our underlying business units between periods by eliminating certain items required by U.S. GAAP which have little or no significance to their day-to-day operations. The use of EBITDA, EBITDAR, Adjusted EBITDA, Adjusted EBITDAR and other non-GAAP financial measures has certain limitations. Our presentation of EBITDA, EBITDAR, Adjusted EBITDA, Adjusted EBITDAR or other non-GAAP financial measures may be different from the presentation used by other companies and therefore comparability may be limited. Depreciation and amortization expense, interest expense, income taxes and other items have been and will be incurred and are not reflected in the presentation of EBITDA, EBITDAR, Adjusted EBITDA or Adjusted EBITDAR. Each of these items should also be considered in the overall evaluation of our results. Additionally, EBITDA, EBITDAR, Adjusted EBITDA, Adjusted EBITDAR do not consider capital expenditures and other investing activities and should not be considered as a measure of our liquidity. We compensate for these limitations by providing the relevant disclosure of our depreciation and amortization, interest and income taxes, capital expenditures and other items both in our reconciliations to the U.S. GAAP financial measures and in our consolidated financial statements, all of which should be considered when evaluating our performance. EBITDA, EBITDAR, Adjusted EBITDA, Adjusted EBITDAR and certain other non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with U.S. GAAP. EBITDA, EBITDAR, Adjusted EBITDA, Adjusted EBITDAR and other non-GAAP financial measures should not be considered as an alternative to net income, operating income, or any other operating performance measure prescribed by U.S. GAAP, nor should these measures be relied upon to the exclusion of U.S. GAAP financial measures. EBITDA, EBITDAR, Adjusted EBITDA, Adjusted EBITDAR and other non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our U.S. GAAP results and the reconciliations to the corresponding U.S. GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. You are strongly encouraged to review our financial information in its entirety and not to rely on any single financial measure.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(UNAUDITED)
(IN THOUSANDS, EXCEPT PER SHARE DATA)

	Three months ended December 31, 2015	Three months ended December 31, 2014	Twelve months ended December 31, 2015	Twelve months ended December 31, 2014
Net revenues	$ 1,440,721	$ 1,193,267	$ 5,619,224	$ 4,768,080
Salaries, wages and benefits	844,527	742,030	3,289,820	2,904,094
Other operating expenses	365,268	311,267	1,358,983	1,109,699
General and administrative costs	44,983	38,876	175,889	147,063
Provision for losses on accounts receivable	31,666	24,789	100,521	77,670
Lease expense	37,243	33,269	150,276	131,898
Depreciation and amortization expense	61,574	48,544	237,617	193,675
Interest expense	131,573	111,953	507,809	442,724
Loss on extinguishment of debt	—	453	130	1,133
Investment income	(477)	(552)	(1,677)	(3,399)
Other loss (income)	6,121	499	(1,400)	(138)
Transaction costs	4,358	8,070	96,374	13,353
Long-lived asset impairment	28,546	31,399	28,546	31,399
Skilled Healthcare loss contingency expense	—	—	31,500	—
Equity in net (income) loss of unconsolidated affiliates	(986)	555	(2,139)	416
Loss before income tax expense (benefit)	(113,675)	(157,885)	(353,025)	(281,507)
Income tax expense (benefit)	199,317	(34,655)	172,524	(44,022)
Loss from continuing operations	(312,992)	(123,230)	(525,549)	(237,485)
Income (loss) from discontinued operations, net of taxes	352	(8,483)	(1,219)	(14,044)
Net loss	(312,640)	(131,713)	(526,768)	(251,529)
Less net loss (income) attributable to noncontrolling interests	47,149	(1,086)	100,573	(2,456)
Net loss attributable to Genesis Healthcare, Inc.	$ (265,491)	$ (132,799)	$ (426,195)	$ (253,985)
Loss per common share:				
Basic and diluted:				
Weighted average shares outstanding for basic and diluted loss from continuing operations per share	89,197	49,865	85,755	49,865
Basic and diluted net loss per common share:				
Loss from continuing operations attributable to Genesis Healthcare, Inc.	$ (2.98)	$ (2.49)	$ (4.96)	$ (4.81)
Income (loss) from discontinued operations	-	(0.17)	(0.01)	(0.28)
Net loss attributable to Genesis Healthcare, Inc.	$ (2.98)	$ (2.66)	$ (4.97)	$ (5.09)

Genesis HealthCare®

SELECTED BALANCE SHEET & CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) (IN THOUSANDS December 31, 2015 December 31, 2014 Cash and cash equivalents $ 61,543 $ 87,548 Total assets 6,091,470 5,141,408 Long-term debt, including current maturities 1,230,157 538,246 Total liabilities 6,710,858 5,598,898 SELECTED BALANCE SHEET DATA Twelve months ended December 31, 2015 2014 Net cash provided by operating activities (1) $ 8,618 $ 107,652 Net cash used in investing activities (119,384) (95,675) Net cash provided by financing activities 84,761 14,158 Net (decrease) increase in cash and equivalents (26,005) 26,135 Beginning of period 87,548 61,413 End of period $ 61,543 $ 87,548 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (1) - Net cash provided by operating activities in the twelve months ended December 31, 2015 include approximately $71 million of cash payments for transaction related costs.

RECONCILIATION OF NET (LOSS) INCOME TO EBITDA, EBITDAR, ADJUSTED EBITDA AND ADJUSTED EBITDAR

(UNAUDITED)
(IN THOUSANDS, EXCEPT EARNINGS PER SHARE)

	As reported	Adjustments				As adjusted
	Three months ended December 31, 2015	Conversion to cash basis leases (a)	Newly acquired or constructed businesses with start-up losses and newly divested facilities (b)	Other adjustments (c)	Total adjustments	Three months ended December 31, 2015
Net revenues	$ 1,440,721	$ —	$ (13,498)	$ —	$ (13,498)	$ 1,427,223
Salaries, wages and benefits	844,527	—	(6,761)	(2,734)	(9,495)	835,032
Other operating expenses	365,268	—	(6,749)	(68)	(6,817)	358,451
General and administrative costs	44,983	—	—	(2,074)	(2,074)	42,909
Provision for losses on accounts receivable	31,666	—	(403)	—	(403)	31,263
Lease expense	37,243	86,464	(2,358)	—	84,106	121,349
Depreciation and amortization expense	61,574	(34,181)	(1,456)	—	(35,637)	25,937
Interest expense	131,573	(105,662)	(122)	—	(105,784)	25,789
Other loss (income)	6,121	—	(16)	(6,105)	(6,121)	—
Investment income	(477)	—	—	—	—	(477)
Transaction costs	4,358	—	(6)	(4,352)	(4,358)	—
Long-lived asset impairment	28,546	—	—	(28,546)	(28,546)	—
Equity in net income of unconsolidated affiliates	(986)	—	—	—	—	(986)
(Loss) income before income tax expense (benefit)	$ (113,675)	$ 53,379	$ 4,373	$ 43,879	$ 101,631	$ (12,044)
Income tax expense (benefit)	199,317	12,390	1,015	(207,152)	(193,747)	5,570
(Loss) income from continuing operations	$ (312,992)	$ 40,989	$ 3,358	$ 251,031	$ 295,378	$ (17,614)
(Income) loss from discontinued operations, net of taxes	(352)	201	—	—	201	(151)
Net (loss) income attributable to noncontrolling interests	(47,149)	22,403	(1,007)	16,093	37,489	(9,660)
Net (loss) income attributable to Genesis Healthcare, Inc.	$ (265,491)	$ 18,385	$ 4,365	$ 234,938	$ 257,688	$ (7,803)
Depreciation and amortization expense	61,574	(34,181)	(1,456)	—	(35,637)	25,937
Interest expense	131,573	(105,662)	(122)	—	(105,784)	25,789
Other loss (income)	6,121	—	(16)	(6,105)	(6,121)	—
Transaction costs	4,358	—	(6)	(4,352)	(4,358)	—
Long-lived asset impairment	28,546	—	—	(28,546)	(28,546)	—
Income tax expense (benefit)	199,317	12,390	1,015	(207,152)	(193,747)	5,570
(Income) loss from discontinued operations, net of taxes	(352)	201	—	—	201	(151)
Net (loss) income attributable to noncontrolling interests	(47,149)	22,403	(1,007)	16,093	37,489	(9,660)
EBITDA / Adjusted EBITDA	$ 118,497	$ (86,464)	$ 2,773	$ 4,876	$ (78,815)	$ 39,682
Lease expense	37,243	86,464	(2,358)	—	84,106	121,349
EBITDAR / Adjusted EBITDAR	$ 155,740	$ —	$ 415	$ 4,876	$ 5,291	$ 161,031
(Loss) income per common share:						
Diluted:						
Weighted average shares outstanding for diluted (loss) income from continuing operations per share (d)	89,197					153,671
Diluted net loss from continuing operations per share (e)	$ (2.98)					$ (0.05)

See (a), (b), (c), (d) and (e) footnote references contained herein.

RECONCILIATION OF NET (LOSS) INCOME TO EBITDA, EBITDAR, ADJUSTED EBITDA AND ADJUSTED EBITDAR

(UNAUDITED)
(IN THOUSANDS, EXCEPT EARNINGS PER SHARE)

	As reported	Adjustments			As adjusted	Non-GAAP as adjusted	Pro forma adjusted
	Three months ended December 31, 2014	Conversion to cash basis leases (a)	Newly acquired o r constructed businesses with start- up losses and newly divested facilities (b)	Other adjustments (c)	Three months ended December 31, 2014	Skilled Healthcar e Group, Inc. three months ended December 31, 2014	Three months ended December 31, 2014
Net revenues	$ 1,193,267	$ —	$ (7,815)	$ 3,093	$ 1,188,545	$ 209,195	$ 1,397,740
Salaries, wages and benefits	742,030	—	(7,745)	(565)	733,720	133,630	867,350
Other operating expenses	311,267	—	(3,575)	(42,238)	265,454	40,510	305,964
General and administrative costs	38,876	—	—	—	38,876	4,176	43,052
Provision for losses on accounts receivable	24,789	—	—	—	24,789	3,213	28,002
Lease expense	33,269	81,801	(1,392)	—	113,678	5,158	118,836
Depreciation and amortization expense	48,544	(33,702)	(319)	—	14,523	6,082	20,605
Interest expense	111,953	(99,706)	—	—	12,247	7,765	20,012
Loss (gain) on extinguishment of debt	453	—	—	(453)	—	—	—
Other loss (income)	499	—	—	(499)	—	(443)	(443)
Investment income	(552)	—	—	—	(552)	—	(552)
Transaction costs	8,070	—	—	(8,070)	—	—	—
Long-lived asset impairment	31,399	—	—	(31,399)	—	—	—
Equity in net loss of unconsolidated affiliates	555	—	—	—	555	(221)	334
(Loss) income before income tax (benefit) expense	$ (157,885)	$ 51,607	$ 5,216	$ 86,317	$ (14,745)	$ 9,325	$ (5,420)
Income tax (benefit) expense	(34,655)	11,327	1,145	18,946	(3,237)	2,995	(242)
(Loss) income from continuing operations	$ (123,230)	$ 40,280	$ 4,071	$ 67,371	$ (11,508)	$ 6,330	$ (5,178)
Loss from discontinued operations, net of taxes	8,483	544	—	—	9,027	—	9,027
Net loss attributable to noncontrolling interests	1,086	—	—	—	1,086	—	1,086
Net (loss) income attributable to Genesis Healthcare, Inc.	$ (132,799)	$ 39,736	$ 4,071	$ 67,371	$ (21,621)	$ 6,330	$ (15,291)
Depreciation and amortization expense	48,544	(33,702)	(319)	—	14,523	6,082	20,605
Interest expense	111,953	(99,706)	—	—	12,247	7,765	20,012
Loss (gain) on extinguishment of debt	453	—	—	(453)	—	—	—
Other loss (income)	499	—	—	(499)	—	(443)	(443)
Transaction costs	8,070	—	—	(8,070)	—	—	—
Long-lived asset impairment	31,399	—	—	(31,399)	—	—	—
Income tax (benefit) expense	(34,655)	11,327	1,145	18,946	(3,237)	2,995	(242)
Loss from discontinued operations, net of taxes	8,483	544	—	—	9,027	—	9,027
Net income attributable to noncontrolling interests	1,086	—	—	—	1,086	—	1,086
EBITDA / Adjusted EBITDA	$ 43,033	$ (81,801)	$ 4,897	$ 45,896	$ 12,025	$ 22,729	$ 34,754
Lease expense	33,269	81,801	(1,392)	—	113,678	5,158	118,836
EBITDAR / Adjusted EBITDAR	$ 76,302	$ —	$ 3,505	$ 45,896	$ 125,703	$ 27,887	$ 153,590
Loss per common share:							
Diluted:							
Weighted average shares outstanding for diluted (loss) income from continuing operations per share (d)	49,865						
Diluted net income from continuing operations per share (e)	$ (2.49)						Not calculated

See (a), (b), (c), (d) and (e) footnote references contained herein.

RECONCILIATION OF NET (LOSS) INCOME TO EBITDA, EBITDAR, ADJUSTED EBITDA AND ADJUSTED EBITDAR

(UNAUDITED)
(IN THOUSANDS, EXCEPT EARNINGS PER SHARE)

	As reported	Adjustments			As adjusted	Non-GAAP as adjusted	Pro forma adjusted
	Twelve months ended December 31, 2015	Conversion to cash basis leases (a)	Newly acquired or constructed businesses with start-up losses and newly divested facilities (b)	Other adjustments (c)	Twelve months ended December 31, 2015	Skilled Healthcare Group, Inc. one month ended January 31, 2015	Twelve months ended December 31, 2015
Net revenues	$ 5,619,224	$ —	$ (45,613)	$ 388	$ 5,573,999	$ 71,288	$ 5,645,287
Salaries, wages and benefits	3,289,820	—	(25,890)	(3,211)	3,260,719	43,926	3,304,645
Other operating expenses	1,358,983	—	(22,742)	(10,602)	1,325,639	17,141	1,342,780
General and administrative costs	175,889	—	—	(9,530)	166,359	1,516	167,875
Provision for losses on accounts receivable	100,521	—	(1,011)	—	99,510	1,289	100,799
Lease expense	150,276	341,030	(9,588)	—	481,718	1,766	483,484
Depreciation and amortization expense	237,617	(135,472)	(5,919)	—	96,226	1,998	98,224
Interest expense	507,809	(417,033)	(162)	—	90,614	2,521	93,135
Loss on extinguishment of debt	130	—	—	(130)	—	—	—
Other income (loss)	(1,400)	—	(55)	1,455	—	11	11
Investment income	(1,677)	—	—	—	(1,677)	—	(1,677)
Transaction costs	96,374	—	(69)	(96,305)	—	—	—
Long-lived asset impairment	28,546	—	—	(28,546)	—	—	—
Skilled Healthcare loss contingency expense	31,500	—	—	(31,500)	—	—	—
Equity in net income of unconsolidated affiliates	(2,139)	—	—	—	(2,139)	(146)	(2,285)
(Loss) income before income tax benefit	$ (353,025)	$ 211,475	$ 19,823	$ 178,757	$ 57,030	$ 1,266	$ 58,296
Income tax expense (benefit)	172,524	49,088	4,601	(175,844)	50,369	494	50,863
(Loss) income from continuing operations	$ (525,549)	$ 162,387	$ 15,222	$ 354,601	$ 6,661	$ 772	$ 7,433
Loss from discontinued operations, net of taxes	1,219	1,283	—	—	2,502	—	2,502
Net (loss) income attributable to noncontrolling interests	(100,573)	29,591	2,088	27,911	(40,983)	531	(40,452)
Net (loss) income attributable to Genesis Healthcare, Inc.	$ (426,195)	$ 131,513	$ 13,134	$ 326,690	$ 45,142	$ 241	$ 45,383
Depreciation and amortization expense	237,617	(135,472)	(5,919)	—	96,226	1,998	98,224
Interest expense	507,809	(417,033)	(162)	—	90,614	2,521	93,135
Loss on extinguishment of debt	130	—	—	(130)	—	—	—
Other income (loss)	(1,400)	—	(55)	1,455	—	11	11
Transaction costs	96,374	—	(69)	(96,305)	—	—	—
Long-lived asset impairment	28,546	—	—	(28,546)	—	—	—
Skilled Healthcare loss contingency expense	31,500	—	—	(31,500)	—	—	—
Income tax expense (benefit)	172,524	49,088	4,601	(175,844)	50,369	494	50,863
Loss from discontinued operations, net of taxes	1,219	1,283	—	—	2,502	—	2,502
Net (loss) income attributable to noncontrolling interests	(100,573)	29,591	2,088	27,911	(40,983)	531	(40,452)
EBITDA / Adjusted EBITDA	$ 547,551	$ (341,030)	$ 13,618	$ 23,731	$ 243,870	$ 5,796	$ 249,666
Lease expense	150,276	341,030	(9,588)	—	481,718	1,766	483,484
EBITDAR / Adjusted EBITDAR	$ 697,827	$ —	$ 4,030	$ 23,731	$ 725,588	$ 7,562	$ 733,150
(Loss) income per common share:							
Diluted:							
Weighted average shares outstanding for diluted (loss) income from continuing operations per share (d)	85,755						153,671
Diluted net (loss) income from continuing operations per share (e)	$ (4.96)						$ 0.23

See (a), (b), (c), (d) and (e) footnote references contained herein.

RECONCILIATION OF NET (LOSS) INCOME TO EBITDA, EBITDAR, ADJUSTED EBITDA AND ADJUSTED EBITDAR

(UNAUDITED)
(IN THOUSANDS, EXCEPT EARNINGS PER SHARE)

	As reported	Adjustments			As adjusted	Non-GAAP as adjusted	Pro forma adjusted
	Twelve months ended December 31, 2014	Conversion to cash basis leases (a)	Newly acquired or constructed businesses with start-up losses and newly divested facilities (b)	Other adjustments (c)	Twelve months ended December 31, 2014	Skilled Healthcare Group, Inc. twelve months ended December 31, 2014	Twelve months ended December 31, 2014
Net revenues	$ 4,768,080	$ —	$ (18,526)	$ 4,260	$ 4,753,814	$ 831,338	$ 5,585,152
Salaries, wages and benefits	2,904,094	—	(16,233)	(2,579)	2,885,282	522,357	3,407,639
Other operating expenses	1,109,699	—	(8,372)	(44,361)	1,056,966	165,644	1,222,610
General and administrative costs	147,063	—	—	—	147,063	28,265	175,328
Provision for losses on accounts receivable	77,670	—	—	—	77,670	13,428	91,098
Lease expense	131,898	320,306	(3,005)	—	449,199	20,000	469,199
Depreciation and amortization expense	193,675	(132,326)	(434)	—	60,915	24,322	85,237
Interest expense	442,724	(391,962)	—	—	50,762	31,240	82,002
Loss (gain) on extinguishment of debt	1,133	—	—	(1,133)	—	—	—
Other (income) loss	(138)	—	—	138	—	(579)	(579)
Investment income	(3,399)	—	—	—	(3,399)	—	(3,399)
Transaction costs	13,353	—	—	(13,353)	—	—	—
Long-lived asset impairment	31,399	—	—	(31,399)	—	—	—
Equity in net income of unconsolidated affiliates	416	—	—	—	416	(1,427)	(1,011)
(Loss) income before income tax (benefit) expense	$ (281,507)	$ 203,982	$ 9,518	$ 96,947	$ 28,940	$ 28,088	$ 57,028
Income tax (benefit) expense	(44,022)	31,899	1,488	15,161	4,526	10,548	15,074
(Loss) income from continuing operations	$ (237,485)	$ 172,083	$ 8,030	$ 81,786	$ 24,414	$ 17,540	$ 41,954
Loss (income) from discontinued operations, net of taxes	14,044	(2,041)	—	—	12,003	—	12,003
Net loss attributable to noncontrolling interests	2,456	—	—	—	2,456	—	2,456
Net (loss) income attributable to Genesis Healthcare, Inc.	$ (253,985)	$ 174,124	$ 8,030	$ 81,786	$ 9,955	$ 17,540	$ 27,495
Depreciation and amortization expense	193,675	(132,326)	(434)	—	60,915	24,322	85,237
Interest expense	442,724	(391,962)	—	—	50,762	31,240	82,002
Loss (gain) on extinguishment of debt	1,133	—	—	(1,133)	—	—	—
Other (income) loss	(138)	—	—	138	—	(579)	(579)
Transaction costs	13,353	—	—	(13,353)	—	—	—
Long-lived asset impairment	31,399	—	—	(31,399)	—	—	—
Income tax (benefit) expense	(44,022)	31,899	1,488	15,161	4,526	10,548	15,074
Loss (income) from discontinued operations, net of taxes	14,044	(2,041)	—	—	12,003	—	12,003
Net income attributable to noncontrolling interests	2,456	—	—	—	2,456	—	2,456
EBITDA / Adjusted EBITDA	$ 400,639	$ (320,306)	$ 9,084	$ 51,200	$ 140,617	$ 83,071	$ 223,688
Lease expense	131,898	320,306	(3,005)	—	449,199	20,000	469,199
EBITDAR / Adjusted EBITDAR	$ 532,537	$ —	$ 6,079	$ 51,200	$ 589,816	$ 103,071	$ 692,887
Loss per common share:							
Diluted:							
Weighted average shares outstanding for diluted (loss) income from continuing operations per share (d)	49,865						
Diluted net (loss) income from continuing operations per share (e)	$ (4.81)						Not calculated

See (a), (b), (c), (d) and (e) footnote references contained herein.

Notes (a) Our leases are classified as either operating leases, capital leases or financing obligations pursuant to applicable guidance under U.S. GAAP. We view the primary provisions and economics of these leases, regardless of their accounting treatment, as being nearly identical. Virtually all of our leases are structured with triple net terms, have fixed annual rent escalators and have long - term initial maturities with renewal options. Accordingly, in c onnection with our evaluation of the financial performance of the Company, we reclassify all of our leases to operating lease treatment and reflect lease expense on a cash basis. This approach allows us to better understand the relationship in each report ing period of our operating performance, as measured by EBITDAR and Adjusted EBITDAR, to the cash basis obligations to our landlords in that reporting period, regardless of the lease accounting treatmen t. This presentation and approach is also consistent with the financial reporting and covenant compliance requirements contained in all of our major lease and loan agreements. The following table summarizes the reclassification adjustments necessary to present al l leases as operating leases on a cash basis. Three months ended December 31, Twelve months ended December 31, 2015 2014 2015 2014 (in thousands) Lease expense: Cash rent - capital leases $ 22,989 $ 22,602 $ 91,899 $ 89,683 Cash rent - financing obligations 65,550 61,911 257,121 242,918 Non - cash - operating lease arrangements (2,075) (2,712) (7,990) (12,295) Lease expense adjustments $ 86,464 $ 81,801 $ 341,030 $ 320,306 Depreciation and amortization expense: Capital lease accounting $ (8,974) $ (8,257) $ (35,544) $ (35,385) Financing obligation accounting (25,207) (25,445) (99,928) (96,941) Depreciation and amortization expense adj ustments $ (34,181) $ (33,702) $ (135,472) $ (132,326) Interest expense: Capital lease accounting $ (26,514) $ (26,350) $ (104,660) $ (100,846) Financing obligation accounting (79,148) (73,356) (312 ,373) (291,116) Interest expense adjustments $ (105,662) $ (99,706) $ (417,033) $ (391,962) Total pre - tax lease accounting adjustments $ (53,379) $ (51,607) $ (211,475) $ (203,982) (b) The acquisition and construction o f new businesses has become an important element of our growth strategy. Many of the businesses we acquire have a history of operating losses and continue to generate operating losses in the months that follow our acquisi tion. Newly constructed or develo ped businesses also generate losses while in their start - up phase. We view these losses as both temporary and an expected component of our long - term investment in the new venture. We adjust these losses when computing Adjusted EBITDAR and Adjusted EBITDA in order to better evaluate the performance of our core business. The activities of such businesses are adjusted when computing Adjusted EBITDAR and Adjusted EBITDA until such time as a new business generates positive Adjusted EBITDA. The operating perf ormance of new businesses are no longer adjusted when computing Adjusted EBITDAR and Adjusted EBITDA beginning the period in which a new business generates positive Adjusted EBITDA and all periods thereafter. The divestiture of underperforming or non - stra tegic facilities has also become an important element of our earnings optimization strategy. We eliminate the results of divested facilities beginning in the quarter in which they become divested. We view the losses a ssociated with the wind down of such divested facilities as non - recurring and not indicative of the performance of our core business. (c) Other adjustments represent costs or gains associated with transactions or events that we do not believe are reflective of ou r core recurring operating busine ss. Other adjustments also include the effect of expensing non - cash stock - based compensation related to restricted stock units. The following items were realized in the periods presented.

Notes

	Three months ended December 31,				Twelve months ended December 31,			
	2015		2014		2015		2014	
	(in thousands)							
Severance and restructuring (1)	$	364	$	6,762	$	3,485	$	8,975
Regulatory defense and related costs (2)		2,237		3,124		4,992		5,085
New business development costs (3)		—		511		—		1,641
Self-insurance adjustment (4)		—		35,499		10,500		35,499
Transaction costs (5)		4,352		8,070		96,305		13,353
Long-lived asset impairment (9)		28,546		31,399		28,546		31,399
Skilled Healthcare loss contingency expense (8)		—		—		31,500		—
Loss on early extinguishment of debt		—		453		130		1,133
Other loss (income) (6)		6,105		499		(1,455)		(138)
Stock based compensation (7)		2,275		—		4,754		—
Tax benefit from total adjustments		(10,185)		(18,946)		(41,493)		(15,161)
Deferred tax valuation allowance adjustment (10)		217,337		—		217,337		—
Total other adjustments	$	251,031	$	67,371	$	354,601	$	81,786

---

(1) We incurred costs related to the termination, severance and restructuring of certain components of the Company's business.
(2) We incurred legal defense and other related costs in connection with certain matters in dispute or under appeal with regulatory agencies.
(3) We incurred business development costs in connection with the evaluation and start-up of services outside our existing service offerings.
(4) In the twelve months ended December 31, 2015, we incurred a self-insured program adjustment of $10.5 million for the actuarially developed GLPL and worker's compensation claims related to policy periods 2014 and prior. In the three and twelve months ended December 31, 2014 we incurred a self-insured program adjustment of $35.5 million for the actuarial developed GLPL and workers' compensation claims related to prior policy years specifically related to the Sun Healthcare business acquired in December 2012.
(5) We incurred costs associated with transactions including the combination with Skilled Healthcare Group, Inc. and other transactions.
(6) We realized net gains and losses on the sale of certain assets in the years ended December 31, 2015 and 2014.
(7) We incurred non-cash stock-based compensation related to restricted stock units.
(8) We recognized $31.5 million of loss contingency expense associated with three Skilled Healthcare regulatory matters.
(9) We incurred non-cash charges in connection with long-lived asset impairment testing.
(10) We established a valuation allowance against our net deferred tax assets, as realization of such assets is no longer more likely than not.

(b) Assumes 153.7 million diluted weighted average common shares outstanding and common stock equivalents on a fully exchanged basis.
(c) Pro forma adjusted income from continuing operations per share assumes a calculated tax rate of 40%, and is computed as follows: Pro forma adjusted income before income taxes x (1 - 40% tax rate) / diluted weighted average shares on a fully exchanged basis.

Skilled Healthcare: Reconciliation of Net (Loss) Income to EBITDA, EBITDAR, Adj. EBITDA & Adj. EBITDAR

	GAAP as reported		Non-GAAP as adjusted	GAAP as reported		Non-GAAP as adjusted	GAAP as reported		Non-GAAP as adjusted
	One month ended January 31, 2015	Adjust	One month ended January 31, 2015	Three months ended December 31, 2014	Adjust	Three months ended December 31, 2014	Twelve months ended December 31, 2014	Adjust	Twelve months ended December 31, 2014
Net revenues	$ 71,288	$ —	$ 71,288	$ 210,359	$ (1,164)	$ 209,195	$ 833,256	$ (1,918)	$ 831,338
		—	—		—	—		—	—
Salaries, wages and benefits	44,842	(916)	43,926	134,121	(491)	133,630	523,565	(1,208)	522,357
Other operating expenses	17,486	(345)	17,141	42,005	(1,495)	40,510	183,801	(18,157)	165,644
General and administrative costs	1,516	—	1,516	13,838	(9,662)	4,176	39,989	(11,724)	28,265
Provision for losses on accounts receivable	1,289	—	1,289	3,213	—	3,213	13,575	(147)	13,428
Lease expense	1,766	—	1,766	5,158	—	5,158	20,000	—	20,000
Depreciation and amortization expense	1,998	—	1,998	6,082	—	6,082	24,322	—	24,322
Interest expense	2,521	—	2,521	7,765	—	7,765	31,240	—	31,240
Loss on extinguishment of debt	—	—	—	—	—	—	843	(843)	—
Impairment of long-lived assets	—	—	—	—	—	—	82	(82)	—
Other (income) loss	11	—	11	(443)		(443)	(579)	—	(579)
Transaction costs	4,638	(4,638)	—	—	—	—	—	—	—
Equity in net income of unconsolidated affiliates	(146)	—	(146)	(221)	—	(221)	(1,427)	—	(1,427)
Income tax (benefit) expense	(1,807)	2,301	494	(1,094)	4,089	2,995	(1,247)	11,795	10,548
Net (loss) income	(2,826)	3,598	772	(65)	6,395	6,330	(908)	18,448	17,540
Depreciation and amortization expense	1,998	—	1,998	6,082	—	6,082	24,322	—	24,322
Interest expense	2,521	—	2,521	7,765	—	7,765	31,240	—	31,240
Loss on extinguishment of debt	—	—	—	—	—	—	843	(843)	—
Transaction costs	4,638	(4,638)	—	—	—	—	—	—	—
Impairment of long-lived assets	—	—	—	—	—	—	82	(82)	—
Other (income) loss	11	—	11	(443)	—	(443)	(579)	—	(579)
Income tax (benefit) expense	(1,807)	2,301	494	(1,094)	4,089	2,995	(1,247)	11,795	10,548
EBITDA / Adjusted EBITDA	4,535	1,261	5,796	12,245	10,484	22,729	53,753	29,318	83,071
Lease expense	1,766	—	1,766	5,158	—	5,158	20,000	—	20,000
EBITDAR / Adjusted EBITDAR	$ 6,301	$ 1,261	$ 7,562	$ 17,403	$ 10,484	$ 27,887	$ 73,753	$ 29,318	$ 103,071

Skilled Healthcare: Reconciliation of Net (Loss) Income to EBITDA, EBITDAR, Adj. EBITDA & Adj. EBITDAR The following adjustments represent costs or gains associated with transactions or events that we do not believe are reflective of Skilled Healthcare Group's recurring operating business. One month ended January 31, 2015 Three months ended December 31, 2014 Twelve months ended December 31, 2014 Severance and restructuring $ 1,220 $ 162 $ 1,592 Regulatory defense and related costs 41 — — Exist costs of divested facilities — — 397 Professional fees related to non-routine matters — 8,086 21,982 Losses at skilled nursing facility not at full operation — 442 1,025 Loss on disposal of asset — — 68 Loss on extinguishment of debt — — 843 Non-cash stock compensation 371 1,794 4,254 Impairment of long-lived assets — — 82 Transaction costs 4,267 — — Tax benefit of total adjustments (2,301) (4,089) (11,795) Total adjustments $ 3,598 $ 6,395 $ 18,448